SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                  August 5, 2002
                                  (July 29, 2002)
                     ------------------------------------
                                 DATE OF REPORT
                        (DATE OF EARLIEST EVENT REPORTED)


                                     0-30101
                            ------------------------
                            (Commission File Number)


                                   V-GPO, INC.
             ------------------------------------------------------
             (Exact Name of registrant as specified in its charter)


                                     FLORIDA
                     ---------------------------------------
                         (State or other jurisdiction of
                         incorporation or organization)


                                   59-1997186
                     ---------------------------------------
                     (I.R.S. Employer Identification Number)


                          2150 WHITFIELD INDUSTRIAL WAY
                             SARASOTA, FLORIDA 34243
         -------------------------------------------------------------
          (Address of principal executive offices, including zip code)


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ITEM 5.  OTHER EVENTS

         On August 6, 2002 V-GPO, Inc. issued a press release concerning the execution of an Engagement Letter with an investment banking firm to render advisory and financing arrangement services. A copy of the Press Release is filed as Exhibit 99.1 to this Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Not applicable.
         (b)      Not applicable.
         (c)      Exhibits.

           EXHIBIT NUMBER                               DESCRIPTION

                  99.1                    Press Release dated August 6, 2002
                                           issued by V-GPO, Inc.


                                   SIGNATURES

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on behalf of the undersigned thereunto duly authorized.

                                                V-GPO, INC.
                                                (Registrant)

                                             /s/NORMAN R. DOBIESZ
                                             ----------------------------------
                                             Norman R. Dobiesz
Dated: August 6, 2002                        Chairman & Chief Executive Officer